SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 11, 2001

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-6686                 13-1024020
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 (State or Other Jurisdiction       (Commission File           (IRS Employer
       of Incorporation)                 Number)            Identification No.)

  1271 Avenue of the Americas, New York, New York                  10020
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      (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

         On December 11, 2001, The Interpublic Group of Companies, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits.

         99.1     Press Release dated December 11, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERPUBLIC GROUP OF
                                               COMPANIES, INC.


Date: December 12, 2001                     By: /s/ Nicholas J. Camera
                                                -----------------------------
                                                Nicholas J. Camera
                                                SENIOR VICE PRESIDENT,
                                                GENERAL COUNSEL AND SECRETARY

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                                  EXHIBIT INDEX

Exhibits.

99.1     Press Release dated December 11, 2001.